  SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2009

AEROSONIC CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-11750	74-1668471
State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification No.)

1212 North Hercules Avenue

Clearwater, Florida 33765

 (Address of principal executive offices and Zip Code)

(727) 461-3000

 (Registrant’s telephone number, including Area Code)

Not applicable

 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 14, 2009, Aerosonic Corporation issued a press release announcing that at its Annual Meeting of Stockholders held Monday, July 13, 2009, Stockholders elected P. Mark Perkins and Roy Robinson as directors, to serve until the 2012 Annual Meeting of Stockholders.  Stockholders also approved an amendment to the Aerosonic Corporation 2004 Stock Incentive Plan (the “Plan”) that extended the duration of the Plan for five years to July 14, 2014 and increased the total number of shares of Aerosonic common stock issuable pursuant to the Plan from 400,000 shares of common stock to 550,000 shares.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)		Exhibits

	99.1	Press Release dated July 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROSONIC CORPORATION

Dated: July 14, 2009	By:	/s/ Douglas J. Hillman
Douglas J. Hillman President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release dated July 14, 2009.